                                                                    EXHIBIT 10.7

    [Certain confidential information has been omitted from this Exhibit 10.7
                                                                 ------------
pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission. The omitted information is indicated by the symbol "***" at each place in this Exhibit 10.7 where the omitted information
                                   ------------
appeared in the original.]




                             [LEADERSONLINE LOGO]

December 27, 1999

Mr. Jerry Dark
Chief People Officer
E*Trade
4500 Bohannon Drive
Menlo Park, California  94025

Dear Jerry,

Thank you and your E*trade team for inviting Jim, Alice and me to present a LeadersOnline solution for your e*Cruiting needs for ***.

Our presentation and discussions on December 16 focused on:

 .   Our end-to-end e*Cruiting solution based by the global expertise of
    Heidrick & Struggles.
 .   Developing a customized, proactive, researching, sourcing and recruitment campaign. Our system will be used for candidate tracking, workflow and background verification.
 .   The necessity of quickly delivering a constant flow of quality DFM (Digital
    Financial Media) marketing and IT candidates.

This afternoon, 12/27/1999, your call was timely because the senior staff had just decided in principle, to accept E*Trades terms. I hope to fine tune a few details in our meeting on Tuesday morning, and ensure we get final agreement so our team can begin work immediately on Wednesday, 12/28.

The points I would like to reiterate from our conversation this afternoon include: 1) We understand the goal is to provide E*Trade quality candidates so you get ten (10) hires in the first 60 days to ensure a fast start 2) It's imperative we get agreement and signatures by 12/28/99, so we can begin our background and project foundation work immediately. Although we will begin building our dedicated team, research, etc. upon signing of this document, the recruiting clock will officially begin January 14, 2000. This means you will begin seeing candidates in the latter part of January.


Assignment
----------

*** initially calls for the sourcing and recruiting of:

     Lead Web Producer                       estimate =      ***
     Senior Software Engineer                estimate =      ***
     Senior Product Manager                  estimate =      ***
     Web content Specialist                  estimate =      ***
     Web designer                            estimate =      ***
-----------------------------------------------------------------
     Total                                                   ***

___________
*** Omitted pursuant to a confidential treatment request filed separately.

LeadersOnline
December 20, 1999
Page 2

Professional Retainer
---------------------

Our fee is ***% of the first year's projected total salary/bonus compensation of each candidate employed, as described in a letter of employment or by the approved position specification. Projected total salary/bonus compensation includes base salary, target and sign-on bonuses and other incentive compensation. In working with E*Trade, we have agreed to customize a solution that will deliver high quality services at a fee that illustrates our commitment to a long-term partnership with E*Trade.

Term of Payment:  Performance Based
-----------------------------------

Our LeadersOnline customized performance base service will initially be focused on talent with a potential compensation of $*** and a $*** signing bonus. This performance based service requires a Commencement Fee that will allow for customer Opportunity Page creation and assignment of a dedicated Client Service Executives (CSE) team. Our Commencement Fee will be due upon execution of this contract. Our earned performance fees will be invoiced on a monthly basis. A performance fee is considered earned upon issuance of an offer letter.

It is acknowledged that E*Trade and LeadersOnline enter into this agreement for a period of six (6) months. If this project is cancelled within the thirty (30) days, we will charge our Commencement Fee and for any offer letters issued.

The Performance Fee schedule is as follows:

Commencement fee:    $***



                                      ***



At the above figures, the potential value of this agreement over the six (6) months is $***. Both parties acknowledge that there may be fluctuations in candidate compensation, the number of placements and types of positions which may result in a change to the total value.

___________
*** Omitted pursuant to a confidential treatment request filed separately.

LeadersOnline
December 20, 1999
Page 3

Expenses
--------

Should the client ask LeadersOnline to become directly involved in the candidate evaluation, i.e., interviewing, etc., the following may apply: LeadersOnline is reimbursed for direct expenses. These expenses include the direct costs of travel, meals, hotel, etc., associated with the interviewing and selection process and with visits to the client location. Other expenses may include customized marketing campaigns.

Methodology and Processes
-------------------------

Alice White, Senior Recruiter, and a dedicated team, will have overall execution responsibility for this assignment. Alice may be reached at (213) 237-6296 or a voice mail message can be left at (800) 925-2312. Alice and I will make the introduction of our team at your earliest convenience.

Adjustments
-----------

In the course of executing this search, our fulfillment team may learn that market conditions indicate the need to make adjustments in some area. If this need arises, E*Trade agrees to work with LeadersOnline in determining acceptable solutions. Any adjustments affecting contract terms, including fees, must be mutually agreed upon in writing.


                                      ***


Diligence
---------

Because we focus on identifying high quality, passive job seekers, it is imperative that identified candidates be contacted promptly. Therefore, in order to maintain high candidate interest levels, it will be necessary for E*Trade to agree to make initial contact with all identified candidates within two business days of the initial presentation.

Press Release
-------------

E*Trade agrees to allow LeadersOnline to release a mutually acceptable press release announcing the formation of this partnership.

Acknowledgment
--------------

Please indicate your acceptance of the terms and conditions set forth by signing and returning the enclosed copy of this letter as soon as possible. Work will initiate immediately upon receipt of this signed letter. This proposal expires December 30, 1999.

We look forward to working with you.

Regards,

___________
*** Omitted pursuant to a confidential treatment request filed separately.

LeadersOnline
December 20, 1999
Page 4

Linwood L. Little
Vice President, Sales and Marketing
Heidrick & Struggles/LeadersOnline

ACCEPTED:

/s/  Jerry Dark                          12/29/99
-----------------------                  --------
Mr. Jerry Dark, Chief People Officer     Date
E*Trade

Cc:  A. Geshuri, E*Trade
     M. Strong, E*Trade
     J. Ballard, E*Trade
     J. Quandt, LeadersOnline
     A. White, LeadersOnline

LeadersOnline
December 20, 1999
Page 5

                                 ATTACHMENT A
                       Suggested Performance-Based Model
                       ---------------------------------

Commencement Fee:                                 $***
The Commencement fee will be broken down as follows:
 .   Web site set-up, opportunity page design, hosting, and support for *** =
    $***

 .   Payment of the *** IT Recruiters @ $*** per *** for *** of support - total initial payment = $***

 .   Payment of $*** one time fee for position assessments, incumbent and recruiter interviews, development of filters, breakdown of required skills vs desired skills, ID of research, etc.


***



Total earnings for up to *** hires will be = $***
-------------------------------------------------


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Total potential earnings on the *** hire including commencement fee = $***


/s/  Jerry Dark                                 12/29/99
------------------------------------            --------
Mr. Jerry Dark, Chief People Officer            Date
E*Trade

/s/  L. Little                                  12/29/99
------------------------------------            --------
Linwood L. Little                               Date
Vice President, Sales and Marketing
Heidrick & Struggles/LeadersOnline

-------------
*** Omitted pursuant to a confidential treatment request filed separately.

                     Addendum to E*Trade and LeadersOnline
                       Contract Dated December 27, 1999


March 3, 2000

Mr. Jerry Dark
Chief People Officer
E*Trade
4500 Bohannon Drive
Menlo Park, California 94025

Dear Jerry,

This memorandum sets forth our clarification of our December 27, 1999 engagement letter and details the changes that we have mutually agreed upon.

There were two contract sessions, a consultative segment and a performance segment. The consultative services included a needs assessment, position evaluation, qualification/skills assessment, web site setup which details business summary (opportunities, hiring manager, company benefits, introductions to the CEO/CIO, and position location), opportunity page design including job specifications, required and desirable skills, professional requirements, etc. The consultative fee is $***. We agreed to provide these consultative services prior to December 31st, 1999. These services were delivered to you on December 29th, and were documented in the opportunity pages and company overview. The second contract section is the performance segment, for which specific fees are billed upon offers being extended for placement.

We initially agreed to fulfill *** different types of positions for a total of *** placements. In this, we agreed to timelines and a graduated fee scale ranging from ***% of first year's total compensation in addition to a consultative retainer of $***. Since then, E*Trade has requested to add *** positions while keeping within the original *** placements. We need your input on the position specifications to activate the opportunity pages for the following:

     .    *** of the *** original positions

     .    *** of the *** new positions requests.

Currently, *** of the *** requested positions have active opportunity pages.

The December contract included a performance timeline and a graduated scale of performance fees that ranged from *** percent to *** percent. We intend to provide E*Trade with the flexibility to modify the position specifications as needed.

We mutually agree to the same fee scale, with the start date based on the activation of Opportunity pages by position type. Start dates are mutually agreed upon by E*Trade and LeadersOnline.

Please indicate your acceptance of the terms and conditions set forth above by signing and returning this letter as soon as possible. We thank you for your continued partnership.

Best regards,                                  ACCEPTED AND DATED:

Linwood L. Little                              /s/ Jerry Dark
Vice President, Client Development             --------------
LeadersOnline                                  Jerry Dark, Chief People Officer
                                               E*Trade

-------------
*** Omitted pursuant to a confidential treatment request filed separately.